============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  October 1, 2009
                                                         ---------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on September 22, 2009 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.







                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  October 1, 2009                       REUNION INDUSTRIES, INC.
       ---------------                             (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer







-	2	-

























UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: JULY 2009
										---------
							Federal Tax I.D. # 06-1439715
										 ----------

			CORPORATE MONTHLY OPERATING REPORT


                                                 DOCUMENT  EXPLANATION
REQUIRED DOCUMENTS                 FORM NO.      ATTACHED    ATTACHED
-----------------------------    --------------  --------  ------------
Schedule of Cash Receipts
    and Disbursements               MOR-1           YES        N/A
Bank Reconciliations               	MOR-1(CON'T)    YES        N/A
Statement of Operations             MOR-2           YES        N/A
Balance Sheet                       MOR-3           YES        N/A
Status of Post-petition Taxes       MOR-4           YES        N/A
Summary of Unpaid Post-petition
    Debts                           MOR-4           YES        N/A
Accounts Receivable                 MOR-5           YES        N/A
Taxes Reconciliation & Aging        MOR-5           YES        N/A
Payments -Insiders/Professionals    MOR-6           YES        N/A
Post Petition Status of Secured
    Notes, Leases Payable           MOR-6           YES        N/A
Debtor Questionnaire                MOR-7           YES        N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date SEPT 16, 2009
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
JULY 2009
---------


	Cash - beginning of period excluding                 $  2,144,227

	Plus: Collections on receivables                        1,092,783
	Plus:	Miscellaneous/Titan receipts                        376,307

	Less: Disbursements
	      Net payroll                                         313,274
	      Payroll taxes                                       133,735
	      Titan disbursements                                  33,547
	      Other operating                                     995,230
	      Income Tax payments                                       0
		Reorganization:
	            Professional fees                              51,381
	            U.S. Trustee fees - quarterly                       0
	                                                        ---------
	                                  Total                 1,527,167
	                                                        ---------
	Cash - end of period                                  $ 2,086,150
	                                                      ===========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF JULY 31, 2009
-------------------






BANK                  			PNC BANK 	PNC BANK	PNC BANK  	PNC BANK
TYPE                  			OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER        			2161326	 	2184149		2880718   	10382890


Balance per books     			$105,698 	$(2,468)	$  3,261 	$      0
                      			=========	=======		========	========

BANK BALANCE           		$ 253,966	$     0  	$ 20,396 	$    710
Deposits in transit
Outstanding checks    			 (148,268)	 (2,468)	 (17,135)	    (710)
Other - explain below
                      			---------	-------		--------	--------

Adj. Bank Balance     			$ 105,698	$(2,468)	$  3,261	$      0
                      			=========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF JULY 31, 2009
-------------------






BANK                 		PNC BANK  	PNC BANK  	PNC BANK
TYPE                 		PENSION	  	COLLATERAL	CARVE-OUT
ACCOUNT NUMBER       		1011567058	1019820572	1019820847


Balance per books     		$      0	$        0	$1,517,096
                      		========	==========	 =========

BANK BALANCE          		$  5,610	$        0	$1,517,096
Deposits in transit
Outstanding checks    		  (5,610)
Other - explain below
                      		--------	----------	 ---------
Adj. Bank Balance     		$      0	$        0	$1,517,096
                      		========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF JULY 31, 2009
-------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$ 333,244	$ (29,089)	$ 52,640    $ 105,768
				=========	 ========	 =======     ========

BANK BALANCE 			$ 439,444	$       0	$ 53,522    $ 109,846
Deposits in transit
Outstanding checks		 (106,200)       (29,089)         (882)      (4,078)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$ 333,244	$ (29,089)	$ 52,640    $ 105,768
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)
                                                                 Adjusted
                                                                    Post
                                                      Month of   Petition to
                                                       Jul-09     30-Jul-09
                                                      --------    ---------

Net Sales                                             $  1,010    $ 40,803
Cost of Sales:
      Standard Cost                                        797      29,890
      Variances & Other                                    312       4,585
                                                        ------      ------

      Gross Profit                                         (99)      6,328

Operating Expenses:
      Marketing                                             45       1,603
      General & Admin                                      264       7,049
                                                        ------     -------

      Operating Profit                                    (408)     (2,324)

Other Income(Expense)                                        2      40,245
Equity in China JV                                           8       1,148
Reorganization exp:
      Professional fees                                    (24)       (615)
      U.S. Trustee fees                                      0         (81)
      Adequate Protection Paym't Exp.                        0        (450)
Interest (Expense) - excluding Adequate
      Protection Payments                                  (15)     (4,927)
                                                        ------     -------

      Profit before tax                                   (437)     32,996

Income Tax                                                   0      (1,300)
                                                        ------     -------

      Net Income                                      $   (437)   $ 31,696
                                                       ========   ========



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

					26-Nov-07		31-Jun-09	30-Jul-09
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   2,144	$  2,087
Net Receivables			    7,166		    1,924	   1,815
Net Inventory			   12,369		    2,412	   2,133
Other Current Assets		    3,029		    1,630	   1,745
					  -------		  -------	 -------
		Current		   23,318		    8,110	   7,780

Net Property			    6,300		    3,383	   3,367
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    1,990	   1,990
Interest in China JV		    3,009		    4,149	   4,157
					  -------		  -------	 -------
		Total			$  45,821		$  19,123	$ 18,785
					=========		=========	========
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		      933	   1,258
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544		    1,262	   1,254
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    6,860	   6,642
					  -------		  -------	 -------
		Current		   12,545		    9,066	   9,165

Secured Debt and interest	   53,418		        0	       0
Other Liabilities			    3,101		    1,184	   1,184
					  -------		  -------	 -------
		Total Liabilities	   69,064		   10,250	  10,349

Total Equity			  (23,243)		    8,873	   8,436
					  -------		  -------	 -------

		Total			$  45,821		$  19,123	$ 18,785
					=========		=========	========


















						- A-7 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/2
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF JULY 31, 2009
-------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached page 2
	-----------------------------------
		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  632	  $ 285	   $ 103    $   0	$  238	   $ 1,258
Wages Payable			    71						        71
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		    24        0     172			       196
Amounts due Insiders		     0        0       0	 3	  141	       144
				  ----      ---     ---      ---      -----       -----
	Total			$  727    $ 285   $ 275    $   3    $   379     $ 1,669
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in July that were paid in August. Professional fees are due Reid and Riege.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/2
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS AND
ALL STATE AND LOCAL WITHHOOLDING TAX AND SUTA PAYMENTS
JULY 2009
---------

DATE
PAID			HANNA		HQ		TOTAL
----			------	------	-------

01			 				      0
02							      0
03			 12,499				 12,499
06							      0
07							      0
08							      0
09							      0
10			 12,718				 12,718
13							      0
14					11,525		 11,525
15			 23,280				 23,280
16							      0
17			 13,015				 13,015
20							      0
21							      0
22							      0
23							      0
24			 13,960				 13,960
27							      0
28							      0
29			 22,991		11,250		 34,241
30			 12,497				 12,497
31							      0

			-------		------		-------
TOTAL			110,960		22,775		133,735
			=======		======		=======







































						- A-9 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF JU67 31, 2009
-------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month                $ 2,038
		Plus: Invoiced during the month                   1,012
		Less: Amounts collected                          (1,093)
		Less: Credits/Adjustments                            (4)
		                                                -------
		Trade Receivables - end of month                $ 1,953
		                                                =======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30                                            $   981
		31-60                                               566
		61-90                                               253
		91+                                                 153
		                                                 ------
		Total	trade receivables                           1,953
		Non-trade receivables                                 0
		Less: Reserve for bad debts                        (138)
		                                                -------
		Net Receivables - per balance sheet             $ 1,815
		                                                 ======


TAXES PAYABLE								$     -
-------------								 ======

		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




















						- A-10 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
JULY 2009
---------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $     0		$ 19,500
Charles E. Bradley		Director fees	  $ 9,833		$196,660
Thomas L. Cassidy			Director fees	  $     0		$ 19,500
Thomas Certo			Director fees	  $ 1,500		$ 10,500
David E. Jackson			Director fees	  $ 1,500		$ 30,000
Joseph C. Lawyer			Director fees	  $ 4,625		$ 92,500
John G. Poole			Director fees	  $ 5,000		$100,000
Kimball J. Bradley, CEO		Salary		  $32,627		$652,540
John M. Froehlich, CFO		Salary		  $18,255		$346,845
Thomas J. Vogel, VP		Salary		  $     0		$169,200

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC	11/28/07	$ 846,323 $  51,381	$ 696,192 $196,106



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  6,667	 $  6,667	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
JULY 2009
---------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

                                                                 YES    NO
                                                                 ---   ---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
    NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X

2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN
    A DEBTOR IN POSSESSION ACCOUNT THIS REPORTING PERIOD?               X

3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY
    POST-PETITION TAX RETURNS?                                          X

4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER
    NECESSARY INSURANCE COVERAGES EXPIRED OR CANCELLED, OR
    HAS THE DEBTOR RECEIVED NOTICE OF EXPIRATION OR
    CANCELLATION OF SUCH POLICIES?                                      X

5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM?            X

6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
    REPORTING PERIOD?                                                   X

7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
    DUE FROM RELATED PARTIES?                                           X

8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X

9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?         X

10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X

11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X

12.ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?         X

13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?           X

14.ARE ANY WAGE PAYMENTS PAST DUE?                                      X

15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR
    FROM ANY PARTY?                                                     X

16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?            X

17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS
    TO ATTORNEYS OR OTHER PROFESSIONALS?                                X

18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION
    OUTSIDE OF THE NORMAL COURSE OF BUSINESS?                           X

















						- A-12 -